BROWN ADVISORY FUNDS
(the “Trust”)

Brown Advisory Sustainable Bond Fund
(the “Fund”)

Institutional Shares (BAISX)
Investor Shares (BASBX)
Advisor Shares (Not Available for Sale)

Supplement dated September 19, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
October 31, 2022, as amended

This supplement serves as notification of, and provides information regarding, certain changes to the portfolio management arrangements for the Fund.

1. Change in Portfolio Managers for the Fund

Effective September 30, 2023, Chris Diaz, CFA, and Colby Stilson will no longer serve as portfolio managers to the Fund as they are transitioning to other roles in the portfolio management team of Brown Advisory LLC, the investment adviser to the Fund.  Additionally, as of that date Jason Vlosich will serve as a portfolio manager to the Fund, joining Amy Hauter who has served as portfolio manager to the Fund since its inception in 2017.  Ms. Hauter and Mr. Vlosich will each retain equal decision-making authority in the day-to-day management of the Fund.

Accordingly, as of September 30, 2023, all references to Messrs. Diaz and Stilson in the Prospectus, Summary Prospectus and SAI are hereby removed.

Mr. Vlosich currently serves as the portfolio manager to the Brown Advisory Intermediate Income Fund, another mutual fund offered by the Trust.  Information regarding Mr. Vlosich’s background and experience is included in the Prospectus.  In addition, information regarding the other investment accounts that are managed by Mr. Vlosich is included in the SAI.  As of the date of this supplement, Mr. Vlosich did not own any shares of the Fund.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference